Exhibit 99.1

FOR IMMEDIATE RELEASE:	May 24, 2021

Fundamental Advisors to Acquire MMA Capital Holdings in All-Cash Transaction

BALTIMORE, May 24, 2021 / PRNewswire -- MMA Capital Holdings, Inc. (Nasdaq: MMAC) (“MMA” or the “Company”), an infrastructure finance company focused on providing debt financing for renewable energy projects, today announced that it has entered into a definitive merger agreement with an affiliate of Fundamental Advisors LP (together “Fundamental”), under which it will be acquired by Fundamental in an all-cash transaction valued at approximately $161.7 million (the “Merger Agreement”).

Under the terms of the Merger Agreement, holders of MMA's common stock will upon the closing of the merger receive $27.77 per share in cash. This represents a 35% premium over the 90-day volume-weighted average share price ending May 21, 2021 and a 62% premium over the May 21, 2021 closing share price.

J.P. Grant, Chair of the Transaction Committee, commented: “Together, MMA and Fundamental have enjoyed considerable success providing development and construction financing for solar energy generating facilities.   In order to grow to its full potential, the business needs more capital than we have been able to provide.  Following a diligent review of our options, the Board has determined that Fundamental, which has been a great partner in our efforts to date, has the capital access the business needs and we are extremely pleased that they are making the decision to acquire and grow the business, while at the same time enabling us to meet the goal of maximizing value for our stockholders by obtaining a significant premium to our recent trading price. "

“Since 2015, Fundamental has had a strong partnership with MMA in renewable energy finance,” added Laurence Gottlieb, Chairman and CEO of Fundamental. “Fundamental and MMA have shared a commitment to increasing the availability of capital for renewable energy, and we have succeeded in accomplishing our objective. Now, by combining Fundamental’s financial strength and access to capital with our expertise, industry connections and an experienced deal origination team, we are well positioned to go even further to meet the financing needs of renewable energy developers, owners and operators throughout the country.”

As a result of today's announcement, the Company does not expect to host a conference call and webcast to discuss its financial results for the quarter ended March 31, 2021. The Company has previously filed its quarterly report on Form 10Q for the first quarter of 2021.

Approvals and Timing

The agreement has been approved by the Company’s Board of Directors upon the unanimous recommendation of a Transaction Committee consisting of all disinterested directors.

The transaction, which is currently expected to close in the third quarter of 2021, is subject to customary closing conditions, including the approval of MMA’s stockholders, who will vote on the transaction at a special meeting on a date to be announced. Closing of the transaction is also contingent on the simultaneous termination of the Company’s external management agreement and the acquisition by Fundamental of certain platform assets from MMA’s external manager pursuant to agreements that were executed concurrently with the Merger Agreement.

Advisors

TD Securities (USA) LLC is serving as exclusive financial advisor, and King & Spalding and Gallagher Evelius & Jones LLP are serving as legal advisors, to MMA. Houlihan Lokey is serving as financial advisor, and Sidley Austin LLP is serving as legal advisor to Fundamental.

About MMAC

MMA Capital Holdings, Inc. focuses on infrastructure-related investments that generate positive environmental and social impacts and deliver attractive risk-adjusted total returns to our shareholders, with an emphasis on debt associated with renewable energy projects and infrastructure. MMA Capital is externally managed and advised by Hunt Investment Management, LLC, an affiliate of Hunt Companies, Inc. For additional information about MMA Capital Holdings, Inc. (Nasdaq: MMAC), please visit MMA Capital’s website at www.mmacapitalholdings.com. For additional information about Hunt Investment Management, LLC, please see its Form ADV and brochure (Part 2A of Form ADV) available at https://www.adviserinfo.sec.gov.

Source: MMA Capital Holdings, Inc.

Contact: Brooks Martin, Investor Relations, (855) 650-6932

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the expected partial release of the valuation allowance, the impact of the Coronavirus (“COVID-19”) and other statements identified by words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," “focus,” “potential,” and similar words or expressions and are made in connection with discussions of future events and operating or financial performance.

Forward-looking statements reflect our management’s expectations at the date of this Press Release regarding future conditions, events or results, including the proposed transaction. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Current Report. Certain risks and uncertainties include, but are not limited to, the following: (i) MMA may be unable to obtain shareholder approval as required for the proposed transaction; (ii) other conditions to the closing of the proposed transaction may not be satisfied, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; (iii) the proposed transaction may involve unexpected costs, liabilities or delays; (iv) the business of MMA may suffer as a result of uncertainty surrounding the proposed transaction; (v) shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (vi) MMA may be adversely affected by other economic, business, and/or competitive factors; (vii) the occurrence of any event, change or other circumstances could give rise to the termination of the Merger Agreement; (viii) MMA’s ability to recognize the anticipated benefits of the proposed transaction; (ix) the risk that the proposed transaction disrupts MMA’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (x) the risk of potential difficulties with MMA’s ability to retain and hire key personnel and maintain relationships with third parties as a result of the proposed transaction; and (xi) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. For a discussion of certain additional risks and uncertainties and the factors that could cause our actual results to differ materially because of those risks and uncertainties or may affect the proposed transaction, see Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2020 (“2020 Annual Report”), filed with the United States Securities and Exchange Commission to which reference is hereby made, as updated or supplemented by subsequent reports that MMA has filed or files with the United States Securities and Exchange Commission. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.

Readers are cautioned not to place undue reliance on forward-looking statements in this Current Report or that we may make from time to time, and to consider carefully the factors discussed in Part I, Item 1A. “Risk Factors” of the 2020 Annual Report in evaluating these forward-looking statements. The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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